UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): January 18, 2023

Linde plc

(Exact name of registrant as specified in its charter)

Ireland	001-38730	98-1448883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Riverview Dr. Danbury, Connecticut United States 06810	Forge 43 Church Street West Woking, Surrey GU21 6HT United Kingdom

(Address of principal executive offices) (Zip Code)

+44 1483 242200

(Registrant’s telephone numbers, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares (€0.001 nominal value per share)	LIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

A Court Meeting of Shareholders (“Court Meeting”) and an Extraordinary General Meeting of Shareholders (“EGM”) of Linde plc (“Linde”) were held on January 18, 2023, at which shareholders voted upon the items set forth below. The purpose of these meetings was for shareholders to vote upon proposed reorganization transactions that would result in the delisting of Linde’s ordinary shares from the Frankfurt Stock Exchange and being listed only on the New York Stock Exchange.

The total number of shares outstanding and entitled to vote at the Court Meeting and the EGM was 492,532,997. The total number of shares that were present or represented by proxy at: (1) the Court Meeting was 382,537,202 which was approximately 77.65% of the shares outstanding and entitled to vote and which constituted a quorum; and (2) the EGM was 395,547,280, which was approximately 80.30% of the shares outstanding and entitled to vote and which constituted a quorum .

The final voting results of the items submitted to a vote of the shareholders are set forth below.

COURT MEETING

Sole Proposal

Shareholders approved by the votes set forth below, the Scheme of Arrangement under Irish law in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
358,219,545	22,946,972	1,370,685	0
(93.97% of votes cast)	(6.0% of votes cast)

Number of Shareholders of Record voting in person or by proxy:

Number Voted For	Number Voted Against	Number Abstained	Broker Non-Votes
1,200	48	35	N/A

EXTRAORDINARY GENERAL MEETING

Proposal 1

Shareholders approved by the votes set forth below, the Scheme of Arrangement under Irish law in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
368,961,129	25,244,009	1,342,142	0
(93.59% of votes cast)	(6.4% of votes cast)

Proposal 2

Shareholders approved by the votes set forth below, subject to the Scheme becoming effective, an amendment to the articles of association of Linde, which are part of the Linde Constitution, referred to as the “Articles,” in respect of certain mechanics to effect the Scheme.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
368,963,658	25,182,656	1,400,966	0
(93.61% of votes cast)	(6.37% of votes cast)

Proposal 3

Shareholders approved by the votes set forth below, the Common Draft Terms of Merger, whereupon and assuming the other conditions to the merger are satisfied, Linde would be merged with and into New Linde, with New Linde surviving the merger.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
369,013,572	25,181,172	1,352,536	0
(93.61% of votes cast)	(6.37% of votes cast)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDE PLC

By:	/s/ Guillermo Bichara
Name:	Guillermo Bichara
Title:	Chief Legal Officer

Date: January 23, 2023